                                                                 EXHIBIT 10.14.5


                            2002 REDWOOD TRUST, INC.
                              INCENTIVE STOCK PLAN


SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

         The name of this plan is the 2002 Redwood Trust, Inc. Incentive Stock Plan (the "Plan"). The Plan was adopted by the Board on March 21, 2002 and approved by the Company's stockholders on May 9, 2002. The purpose of the Plan is to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity, and industry, to give the Company's non-employee directors a proprietary interest in the Company, and to provide incentives to the participating directors, officers and other key employees, and agents and consultants, that are linked to performance measures and will therefore inure to the benefit of all stockholders of the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         (1) "Accrued DERs" means DERs with the accrual rights described in
Section 5(8).

         (2) "Administrator" means the Board, or as long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or as required under Section 162(m) of the Code, the Committee appointed by the Board.

         (3) "Board" means the Board of Directors of the Company.

         (4) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

         (5) "Committee" means the Compensation Committee of the Board, which shall be composed entirely of individuals who meet the qualifications to be a "Non-Employee Director" as defined in Rule 16b-3 ("Rule 16b-3") as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Act"), and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, or any other Committee the Board may subsequently appoint to administer the Plan. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

         (6) "Company" means Redwood Trust, Inc., a corporation organized under the laws of the State of Maryland (or any successor corporation).

         (7) "Current-pay DERs" means DERs with the current-pay rights described in Section 5(8).

         (8) "DERs" shall mean dividend equivalent rights, in the form of Accrued DERs or Current-pay DERs.


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                                                                 EXHIBIT 10.14.5



         (9) "Deferred Stock" means an award granted pursuant to Section 7 of the right to receive Stock at the end of a specified deferral period or on such other bases as the Administrator may determine.

         (10) "Disability" means permanent and total disability as determined under the Company's disability program or policy.

         (11) "Effective Date" shall mean the date provided pursuant to Section 11.

         (12) "Eligible Employee" means an employee of the Company or any Subsidiary, and any person to whom an offer of employment is made by the Company or any Subsidiary, eligible to participate in the Plan pursuant to Section 4.

         (13) "Eligible Non-Employee Director" means a member of the Board or the board of directors of any Subsidiary who is not a bona fide employee of the Company or any Subsidiary and who is eligible to participate in the Plan pursuant to Section 5A.

         (14) "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sale price of the Stock on the next preceding business day as reported in the Western Edition of the Wall Street Journal Composite Tape, or (B) the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

         (15) "GAAP" means, for any day, generally accepted accounting principles, applied on a consistent basis, stated in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, or in statements and pronouncements of the Financial Accounting Standards Board or in such other statements by another entity or entities as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances for that day.

         (16) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         (17) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in Section 6 below).

         (18) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

         (19) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that


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                                                                 EXHIBIT 10.14.5



it will not be treated as an Incentive Stock Option.

         (20) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

         (21) "Participant" means any Eligible Employee or any consultant or agent of the Company or any Subsidiary selected by the Committee, pursuant to the Administrator's authority in Section 2, to receive grants of Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing, or any Eligible Non-Employee Director eligible to receive grants of Non-Qualified Stock Options and DERs pursuant to Section 5A below.

         (22) "Prior Plan" means the Company's Amended and Restated 1994 Executive and Non-Employee Director Stock Option Plan.

         (23) "Performance Share" means an award of shares of Stock granted pursuant to Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

         (24) "Restricted Stock" means an award granted pursuant to Section 7 of shares of Stock, subject to restrictions that will lapse with the passage of time or on such other bases as the Administrator may determine.

         (25) "Stock" means the common stock, $0.01 par value, of the Company.

         (26) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

         (27) "Stock Option" means an option to purchase shares of Stock granted pursuant to Section 5 or Section 5A.

         (28) "Subsidiary" means (A) any corporation (other than the Company) or other entity whose assets and liabilities are consolidated with those of the Company on the Company's consolidated balance sheet and (B) any other business venture designated by the Administrator in which the Company has a significant interest, as determined in the discretion of the Administrator.

SECTION 2. ADMINISTRATION.

         The Plan shall be administered by the Administrator, except as otherwise expressly provided herein.

         The Administrator shall have the power and authority to grant to Eligible Employees and consultants or agents of the Company or any Subsidiary, pursuant to the terms of the Plan: (a) Stock Options (with or without DERs), (b) Stock Appreciation Rights or Limited Stock Appreciation Rights, (c) Restricted Stock, (d) Deferred Stock, (e) Performance Shares or (f) any combination of the foregoing.


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                                                                 EXHIBIT 10.14.5



         In addition, the Administrator shall have the authority:

         (a) to select those employees and prospective employees of the Company or any Subsidiary who shall be Eligible Employees;

         (b) to determine whether and to what extent Stock Options (with or without DERs), Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted to Eligible Employees or any consultant or agent of the Company or any Subsidiary hereunder;

         (c) to determine the number of shares to be covered by each such award granted hereunder;

         (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restricted period applicable to Restricted or Deferred Stock awards and the date or dates on which restrictions applicable to such Restricted or Deferred Stock shall lapse during such period, and (y) the performance goals and periods applicable to the award of Performance Shares); and

         (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

         The Administrator may designate whether any award being granted to any Participant is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such awards designated as "performance-based compensation" shall be conditioned on the achievement of one or more performance measures. The performance measures that may be used by the Administrator for such awards shall be based on any one or more of the following, as selected by the Administrator: revenue; revenue per employee; GAAP earnings; taxable earnings; GAAP or taxable earnings per employee; GAAP or taxable earnings per share (basic or diluted); operating income; total stockholder return; dividends paid or payable; market share; profitability as measured by return ratios, including return on revenue, return on assets, return on equity, and return on investment; cash flow; or economic value added (economic profit); and such criteria generally must be specified in advance and may relate to one or any combination of two or more corporate, group, unit, division, affiliate, or individual performances. For awards intended to be "performance-based compensation," the grant of the awards, the establishment of the performance measures, and the certification that the performance goals were satisfied shall be made during the period and in the manner required under Code
Section 162(m).

         The Administrator shall have the authority, in its discretion, to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.


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                                                                 EXHIBIT 10.14.5



         All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries and the Participants.

         Notwithstanding anything to the contrary herein, no award hereunder may be made to any Participant to the extent that, following such award, the shares subject or potentially subject to such Participant's control (including, but not limited to, (i) shares of the Company's equity stock owned by the Participant,
(ii) shares of Stock subject to awards granted to the Participant under the Prior Plan (whether such awards are then exercisable or vested), (iii) Stock Options, whether or not then exercisable, held by the Participant to purchase additional such shares, (iv) Restricted Stock, Deferred Stock, and Performance Share awards to the Participant, whether or not then vested, and (v) Accrued DERs credited to the Participant) would constitute more than 9.8% of the outstanding capital stock of the Company.

SECTION 3. STOCK SUBJECT TO PLAN.

         The shares of Stock for which awards may be granted under the Plan shall be subject to the following:

         (1) Subject to the following provisions of this Section 3, the maximum number of shares of Stock with respect to which awards may be granted to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) 400,000 shares of Stock; (ii) 299,064 shares of Stock available for future awards under the Prior Plan as of March 1, 2002; (iii) any shares of Stock that are represented by awards granted under the Prior Plan which are (A) forfeited, expire, or are canceled without delivery of shares of Stock or (B) settled in cash; and (iv) any shares of Stock that are represented by awards granted under the Prior Plan which are tendered to the Company (by either actual delivery or attestation) to satisfy the exercise price of Stock Options or the applicable tax withholding obligation.

         (2) Any shares of Stock covered by an award that is forfeited or canceled, or shares of stock not delivered because the award is settled in cash or used to satisfy the applicable tax withholding obligation, shall not be deemed to have been granted for purposes of determining the maximum number of shares of Stock available for future awards under the Plan.

         (3) If the exercise price of any Stock Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed granted for purposes of determining the maximum number of shares of Stock available for future awards under the Plan.

         (4) If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall be available for future awards under the Plan.


                                       5
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                                                                 EXHIBIT 10.14.5


         (5) Subject to Section 3(6), the following additional maximums are imposed under the Plan:

                  (a) The maximum number of shares of Stock that may be the subject of awards granted as Incentive Stock Options under the Plan shall be 500,000 shares (regardless of whether the awards are canceled, forfeited, or re-priced or the shares subject to any such award are surrendered).

                  (b) The maximum number of shares that may be the subject of awards granted to any one individual pursuant to Sections 5 and 6 (relating to Stock Options and Stock Appreciation Rights and Limited Stock Appreciation Rights) shall be 500,000 shares during any calendar year (regardless of whether such awards are canceled, forfeited, or re-priced or the shares subject to any such award are surrendered).

                  (c) No more than 500,000 shares of Stock may be the subject of awards under the Plan granted to any one individual during any one-calendar-year period (regardless of when such shares are deliverable or whether the awards are forfeited, canceled, or re-priced or the shares subject to any such award are surrendered) if such awards are intended to be "performance-based compensation" (as the term is used for purposes of Code Section 162(m)).

                  (d) Shares of Stock issued under the Plan or covered by awards granted under the Plan pursuant to the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Company acquiring another entity shall not count against the maximum number of shares available for future awards under the Plan.

         (6) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Administrator may adjust awards to preserve the benefits or potential benefits of the awards. Action by the Administrator may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding awards; (iii) adjustment of the exercise price of outstanding Stock Options, Stock Appreciation Rights, and Limited Stock Appreciation Rights; and (iv) any other adjustments that the Administrator determines to be equitable, in its sole discretion.

SECTION 4. ELIGIBILITY.

         Officers and other key employees of the Company or Subsidiaries who are responsible for or contribute to the management, growth, and/or profitability of the business of the Company or its Subsidiaries and consultants and agents of the Company or its Subsidiaries, shall be eligible to be granted Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees and consultants and agents recommended by the senior


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                                                                 EXHIBIT 10.14.5



management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award; provided, however, that Eligible Non-Employee Directors shall only be eligible to receive Stock Options as provided in Section 5A and provided further, however, that any grant made to any person to whom an offer of employment is made shall cease to be effective unless such person accepts such offer and commences employment with the Company or any Subsidiary within 90 days after the date of the grant.

SECTION 5. STOCK OPTIONS.

         Stock Options may be granted alone or in addition to other awards granted under the Plan, including DERs as described in Section 5(8). Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

         The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

         The Administrator shall have the authority under this Section 5 to grant any optionee (except Eligible Non-Employee Directors) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without DERs, Stock Appreciation Rights, or Limited Stock Appreciation Rights), provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company or its Subsidiaries. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

         (1) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

         (2) Option Term. The term of each Stock Option shall be fixed by the Administrator,


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                                                                 EXHIBIT 10.14.5



but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

         (3) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires.

         (4) Method of Exercise. Subject to Section 5(3), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. The Administrator may also permit a Participant to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made by surrendering unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock, or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (1) of Section 11.

         (5) Loans. The Company may make loans available to Stock Option holders in


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                                                                 EXHIBIT 10.14.5



connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this
Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, and (iii) bear interest at such rate as the Administrator shall determine. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         (6) Limits on Transferability of Options.

                  (a) Subject to Section 5(6)(b), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or in accordance with the terms of a qualified domestic relations order.

                  (b) The Administrator may, in its discretion, authorize all or a portion of the Non-Qualified Stock Options to be granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, qualified domestic partner, children, or grandchildren of the optionee and any other persons related to the optionee as may be approved by the Administrator ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership or partnerships in which such Immediate Family Members are the only partners, or (iv) any other persons or entities as may be approved by the Administrator, provided that (x) there may be no consideration for any transfer unless approved by the Administrator, (y) the stock option agreement pursuant to which such options are granted must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with this Section 5(6)(b), and (z) subsequent transfers of transferred Stock Options shall be prohibited except those in accordance with
Section 5(6)(a) or expressly approved by the Administrator. Following transfer, any such Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, except for purposes of Sections 5(7) and 10(3) hereof, the terms "optionee," "Stock Option holder" and "Participant" shall be deemed to refer to the transferee. The events of termination of employment contained in the option agreement with respect to such Stock Options shall continue to be applied with respect to the original optionee, following any which event the Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in such option agreements. Notwithstanding the transfer, the original optionee will continue to be subject to the provisions of Section 10(3) regarding payment of taxes, including the provisions entitling the Company to deduct such taxes from amounts otherwise due to such optionee. Any transfer of a Stock Option that was originally granted with DERs related thereto shall automatically include the transfer of such DERs, any attempt to transfer such Stock Option separately from such DERs shall be void, and such DERs shall continue in effect according to their terms. "Qualified domestic partner" for the purpose of this Section 5(6)(b) shall mean a domestic partner living in the same household as the optionee and registered with, certified by, or otherwise acknowledged by the county or other applicable governmental body as a domestic partner or otherwise establishing such status in any manner satisfactory to the Administrator.

                                                                 EXHIBIT 10.14.5



         (7) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an optionee under this Plan and all other option plans of the Company, its Parent Corporation or any Subsidiary become exercisable for the first time by the optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

         (8) DERs. The Administrator shall have the discretion to grant DERs in conjunction with grants of Stock Options pursuant to this Section 5. DERs may be granted in either of two forms, "Current-pay DERs" and "Accrued DERs" and the Administrator may condition the payment or accrual of amounts in respect thereof subject to satisfaction of such performance objectives as the Administrator may specify at the time of grant. Assuming satisfaction of any applicable conditions, Current-pay DERs shall be paid concurrently with any dividends or distributions paid on the Stock during the time the related Stock Options are outstanding, or such portion of such time as the Administrator may determine, in an amount equal to the value of the cash dividend (or Stock or other property being distributed) per share being paid on the Stock times the number of shares subject to the related Stock Options. Current-pay DERs are payable in cash, Stock or such other property as may be distributed to stockholders, as the Administrator shall determine at the time of grant. Accrued DERs may be accrued in respect of cash dividends only or cash dividends and the value of any Stock or other property distributed to stockholders, as the Administrator shall determine at the time of grant. Assuming satisfaction of any applicable conditions, Accrued DERs shall be accrued with respect to the related Stock Options outstanding as of the date dividends are declared on the Company's Stock in accordance with the following formula:

                                   (A x B) / C

under which "A" equals the number of shares subject to such Stock Options, "B" equals the cash dividend per share or the value per share of the Stock or other property being distributed, as the case may be, and "C" equals the Fair Market Value per share of Stock on the dividend payment date. The Accrued DERs shall represent shares of Stock which shall be issuable to the holder of the related Stock Option proportionately as the holder exercises the Stock Option to which the Accrued DERs relate, rounded down to the nearest whole number of shares. DERs shall expire upon the expiration of the Stock Options to which they relate. The Administrator shall specify at the time of grant whether dividends shall be payable or credited on the shares of Stock represented by Accrued DERs. Notwithstanding anything to the contrary herein, Accrued DERs granted with respect to Stock Options shall be accrued only to the extent of the number of shares of stock then reserved and available for issuance under the Plan in excess of the number of shares subject to issuance pursuant to outstanding Stock Option, Accrued DER, Stock Appreciation Right, Limited Stock Appreciation Right, Deferred Stock, or Performance Share Awards.

SECTION 5A. STOCK OPTIONS FOR ELIGIBLE NON-EMPLOYEE DIRECTORS.

         This Section 5A shall apply only to grants of Stock Options to Eligible Non-Employee Directors.

                  (1) Each Eligible Non-Employee Director shall automatically be granted, upon first

                                                                 EXHIBIT 10.14.5



becoming a director of the Company or any Subsidiary, a Non-Qualified Stock Option to purchase 5,000 shares of Stock, provided that no Eligible Non-Employee Director may receive more than one such grant for serving as a director of the Company and one or more Subsidiaries. In addition, on the day after the annual meeting of stockholders of the Company to be held in the calendar year 2002, and on the day after each annual stockholders' meeting of the Company thereafter during the term of the Plan, each Eligible Non-Employee Director of the Company shall be granted a Non-Qualified Stock Option to purchase such number of shares of Stock as the Board may determine. The option price per share of Stock purchasable under such Stock Option shall be 100% of the Fair Market Value on the date of grant. Each Stock Option granted to an Eligible Non-Employee Director shall become exercisable on such date or dates as the Board may determine. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. Exercise shall be pursuant to any method described in Section 5(4) and no Stock Option shall be exercisable more than ten years after the date of grant. Any Stock Option issued under this Section may include DERs, in the discretion of the Board.

         (2) Eligible Non-Employee Directors who receive grants of Stock Options shall enter into a stock option agreement with the Company, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder. The Stock Options granted under this section shall be Non-Qualified Stock Options.

         (3) Non-Qualified Stock Options granted to Eligible Non-Employee Directors hereunder shall be transferable only to the extent provided in Sections 5(6)(a) and (b).

SECTION 6. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

         (1) Grant and Exercise. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

         A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

         A Related Right may be exercised by an optionee, in accordance with paragraph (2) of this

                                                                 EXHIBIT 10.14.5



Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (2) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

         (2) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

                  (a) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

                  (b) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                  (c) Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under paragraph (6) of Section 5.

                  (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Stock to be issued under the Plan.

                  (e) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

                  (f) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

                  (g) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                                                                 EXHIBIT 10.14.5



                  (h) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock with respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

                  (i) Free Standing Stock Appreciation Rights shall be transferable or exercisable subject to the provisions governing the transferability and exercisability of Stock Options set forth in paragraphs (3) and (6) of Section 5.

                  (j) In the event of the termination of an employee who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of the termination of the optionee.

                  (k) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator at the time of grant), and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

                  (l) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined by the Administrator at the time of grant) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

                  (m) For the purpose of the limitation set forth in Section 3 on the number of shares to be issued under the Plan, the grant or exercise of Free Standing Stock Appreciation Rights shall be deemed to constitute the grant or exercise, respectively, of Stock Options with respect to the number of shares of Stock with respect to which such Free Standing Stock Appreciation Rights were so granted or exercised.

SECTION 7. RESTRICTED STOCK, DEFERRED STOCK, AND PERFORMANCE SHARES.

                  (1) General. Restricted Stock, Deferred Stock, or Performance Share awards may be

                                                                 EXHIBIT 10.14.5


issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock, or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock, or Performance Share awards; the Restricted Period (as defined in Section 7(3)) applicable to Restricted Stock, Deferred Stock, or Performance Share awards; the performance objectives applicable to Performance Share, Restricted Stock, or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock, or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock, and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock, or Performance Share awards upon the exercise of Stock Options or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock, or Performance Share awards need not be the same with respect to each recipient.

         (2) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock, or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement," or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 7(2), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the 2002 Redwood Trust, Inc. Incentive Stock Plan and a Restricted Stock Award Agreement or Performance Share Award Agreement entered into between the registered owner and Redwood Trust, Inc. Copies of such Plan and Agreement are on file in the offices of Redwood Trust, Inc."

         The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

         (3) Restrictions and Conditions. The Restricted Stock, Deferred Stock, and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                                                                 EXHIBIT 10.14.5



                  (a) Subject to the provisions of the Plan and the Restricted Stock, Deferred Stock, or Performance Share award agreement, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock, Performance Shares, or Deferred Stock awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination, death, or Disability or the occurrence of a "Change of Control" (as defined by the Administrator at the time of the grant).

                  (b) Except as provided in paragraph (3)(a) of this Section 7, the Participant shall have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that, except as otherwise specified by the Administrator at time of grant, dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall accrue to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares covered by the award of Restricted Stock, Performance Shares, or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

                  (c) Subject to the provisions of the Restricted Stock, Deferred Stock, or Performance Share award agreement and this Section 7, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock or Performance Shares, plus simple interest on such amount at the rate of 8% per year.

SECTION 8. AMENDMENT AND TERMINATION.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation (1) may impair the rights of a Participant under any award theretofore granted without such Participant's consent, or (2) without the approval of the stockholders:

         (a) except as provided in Section 3, increase the total number of shares of Stock for which awards may be granted under the Plan;

         (b) change the employees or class of employees eligible to participate in the Plan;

         (c) materially change the performance measures set forth in Section 2 of the Plan; or

         (d) extend the maximum option period under paragraph (2) of Section 5 of the Plan.

         The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

                                                                 EXHIBIT 10.14.5



SECTION 9. UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 10. GENERAL PROVISIONS.

         (1) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

         (3) Each Participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                                                                 EXHIBIT 10.14.5



         (5) The Administrator may permit or require a Participant to subject any award granted hereunder to any deferred compensation, deferred stock issuance, or similar plan that may be made available to Participants by the Company from time to time. The Administrator may establish such rules and procedures for participation in such deferral plans as it may deem appropriate, in its sole discretion.

SECTION 11. EFFECTIVE DATE OF PLAN.

         The Plan became effective (the "Effective Date") on May 9, 2002, the date the Company's stockholders formally approved the Plan.

SECTION 12. TERM OF PLAN.

         The Plan shall remain in full force and effect unless terminated by the Board or no further shares of Stock remain available for awards to be granted under Section 3 and there are no outstanding awards that remain to become vested, exercised, or free of restrictions.